SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2003

TIME WARNER ENTERTAINMENT COMPANY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-12878	13-3666692

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

75 Rockefeller Plaza, New York, New York 10019

(Address of principal executive offices) (zip code)

212 484-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.        Acquisition or Disposition of Assets.

      On March 31, 2003, AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), Warner Communications Inc., a Delaware corporation (“WCI”), American Television and Communications Corporation, a Delaware corporation (“ATC”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), and certain other parties consummated the transactions contemplated by the Restructuring Agreement, dated as of August 20, 2002, by and among AOL Time Warner, WCI, ATC, Comcast and the other parties thereto, as amended, relating to the previously announced restructuring (the “TWE Restructuring”) of Time Warner Entertainment Company, L.P. (“TWE”), a Delaware limited partnership formed in 1992.

      Prior to the completion of the TWE Restructuring, TWE had held a significant portion of AOL Time Warner’s interests in its cable, networks and filmed entertainment businesses. The TWE Restructuring resulted in the following: (i) AOL Time Warner acquired complete ownership of TWE’s content assets (including Warner Bros. and Home Box Office, which became separate, wholly owned subsidiaries of AOL Time Warner); (ii) all of AOL Time Warner’s directly-owned cable television system interests were contributed to a separate company which became a majority-owned subsidiary of AOL Time Warner and was renamed Time Warner Cable Inc. (“TWC Inc.”); (iii) TWE became a subsidiary of TWC Inc. and will continue to own the cable television system interests previously owned by it; (iv) Comcast, which had held limited partnership interests in TWE through two trusts (the “Comcast Trusts”), received $2.1 billion in cash and AOL Time Warner equity securities valued at $1.5 billion; (v) a Comcast Trust also retained a 21% economic interest in AOL Time Warner’s cable business through a 17.9% direct ownership interest in TWC Inc. (representing a 10.7% voting interest) and a limited partnership interest in TWE representing a 4.7% residual equity interest; and (vi) AOL Time Warner retained an overall 79% economic interest in the cable business, through an 82.1% ownership interest in TWC Inc. (representing an 89.3% voting interest) and a limited partnership interest in TWE representing a 1% residual equity interest. In addition, AOL Time Warner’s limited partnership interest in TWE includes a $2.4 billion preferred component.

      In connection with the TWE Restructuring, AOL Time Warner, WCI, ATC and TWC Inc. participated in a series of certain transactions completed on March 28, 2003 pursuant to which certain assets and liabilities were transferred by ATC and other wholly owned subsidiaries of AOL Time Warner to WCI in exchange for WCI common stock. At the closing of the TWE Restructuring, the portion of these assets related to AOL Time Warner’s cable business was transferred by WCI to TWC Inc. in exchange for shares of Class A common stock of TWC Inc., which are included in AOL Time Warner’s ownership percentage described above.

      In the ordinary course of business, AOL Time Warner and its divisions and affiliates have entered into various agreements on an arms-length basis with Comcast and its divisions and affiliates. None of these agreements are material to the business of AOL Time Warner, TWE, WCI or ATC.

      A copy of the press release issued by AOL Time Warner announcing the closing of the TWE Restructuring is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements, Unaudited Pro Forma Financial Information and Exhibits.

(b) Unaudited Pro Forma Financial Information.

      (i)      Set forth immediately below is unaudited pro forma financial information reflecting the disposition by TWE of its content assets and liabilities in the transactions described in Item 2 of this Current Report.

Unaudited TWE Pro Forma Financial Information

Time Warner Entertainment Company, L.P. Restructuring

On March 31, 2003, AOL Time Warner and Comcast completed the previously announced restructuring of TWE. Prior to the TWE Restructuring, a majority of AOL Time Warner’s interests in cable television systems (“TWE Cable”) and all of its interests in Warner Bros., Home Box Office (“HBO”), The WB Network, Comedy Central and Court TV (collectively the “Content Businesses”) were held through TWE.

In connection with the TWE Restructuring, AOL Time Warner assumed complete ownership of TWE’s Content Businesses, including Warner Bros., HBO, and TWE’s interests in The WB Network, Comedy Central and Court TV. The Content Businesses were transferred to a wholly owned subsidiary of AOL Time Warner.

As part of the TWE Restructuring, Comcast received $2.1 billion in cash, AOL Time Warner mandatorily convertible preferred stock valued at $1.5 billion and an approximate 21% economic interest in AOL Time Warner’s cable business, consisting of Comcast’s 17.9% interest in TWC Inc. and its 4.7% direct interest in TWE Cable.

Unaudited TWE Pro Forma Financial Information

Basis of Presentation

The unaudited pro forma balance sheet as of December 31, 2002 is presented as if the TWE Restructuring had occurred on December 31, 2002. The unaudited pro forma statement of operations for 2002 is presented as if the distribution of the Content Businesses and the other TWE Restructuring adjustments had occurred on January 1, 2002.

Since the Content Businesses are a discontinued operation, the unaudited pro forma statements of operations for 2001 and 2000 reflect the distribution of the Content Businesses as of January 1 of the respective years.

Pro Forma Adjustments

The accompanying unaudited pro forma financial information is presented to illustrate the effects of the disposition of the TWE Content Businesses on TWE’s financial position and results of operations and reflects the following:

Disposition of Content Businesses

As noted above, AOL Time Warner assumed complete ownership of TWE’s Content Businesses as part of the TWE Restructuring. Accordingly, the accompanying unaudited pro forma financial information reflects the disposition of TWE’s Content Businesses, including Warner Bros., HBO, and TWE’s interest in The WB Network, Comedy Central and Court TV, to AOL Time Warner.

Other Adjustments

In addition to the disposition of the Content Businesses, the accompanying unaudited pro forma financial information includes certain adjustments necessary to reflect the impact of the TWE Restructuring, including:

•	Financing/Capital Structure Changes. In conjunction with the TWE Restructuring, there have been certain changes to TWE’s financing, capital structure, and cash balances. These include:

•	Distribution of $700 million of cash balances to AOL Time Warner;

•	The repayment by TWE of $2.375 billion of inter-company debt to AOL Time Warner and the repayment of $1.167 billion in third-party bank debt;

•	The assumption by TWE of $600 million of new debt; and

•	The issuance by TWE of a $2.4 billion preferred interest to a subsidiary of AOL Time Warner.

•	Increase in Intangible Assets. As part of the TWE Restructuring, AOL Time Warner increased its economic ownership interest in the cable systems owned by TWE from 72.4% to 78.4% and adjusted to fair value Comcast’s acquired 17.9% minority interest in TWC Inc. The accompanying unaudited pro forma financial information includes an increase in intangible assets which reflects the push down of AOL Time Warner’s purchase price and Comcast’s increase in basis.

•	Intercompany Adjustments. Prior to the TWE Restructuring, transactions between TWE’s Content Businesses and the TWE Cable business were eliminated in preparing TWE’s consolidated financial statements. The accompanying unaudited pro forma financial information assumes that the TWE Content Businesses and the TWE Cable business were not consolidated and, accordingly, transactions between the TWE Cable business and the TWE Content Businesses have not been eliminated.

The unaudited pro forma financial information has been derived from, and should be read in conjunction with, the historical financial statements, including the notes thereto, of TWE. Such financial statements are included in TWE’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “TWE 2002 10-K”).

The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been achieved had the TWE Restructuring been consummated as of the dates indicated. In addition, the unaudited pro forma financial information is not necessarily indicative of the future financial condition or operating results of TWE. In the opinion of management, all adjustments necessary for a fair presentation of the unaudited pro forma information have been made.

In accordance with Article 11 of Regulation S-X, the unaudited pro forma financial information is presented on a continuing operations basis and thus excludes the cumulative effect of adopting new accounting standards, as more fully described in the previously filed financial statements noted above. In particular, in 2002 TWE recorded an approximate $21.8 billion goodwill impairment charge upon the adoption of Financial Accounting Standards No. 142, and in 2000 TWE recorded a charge of $524 million upon the adoption of the AICPA’s Statement of Position 00-2, “Accounting by Producers and Distributors of Films,” both of which were accounted for as a cumulative effect of an accounting change. Additionally excluded in all periods presented are the results associated with the A/N Systems (as defined in the TWE 2002 10-K), which were reflected as a discontinued operation.

Pro Forma TWE Balance Sheet
As of December 31, 2002
(unaudited; in millions)

					Proforma
	Historical	Content	Other		Adjusted
	TWE	Businesses (1)	Adjustments		TWE

ASSETS:
Current assets:
Cash and equivalents	$1,012	$(172)	$(700	) (2)	$140
Receivables	3,778	(3,301)	—		477
Inventories	871	(871)	—		—
Prepaid expenses	442	(410)	—		32

Total Current Assets	6,103	(4,754)	(700)		649

Noncurrent inventories and film costs	2,189	(2,189)	—		—
Investments, including available-for-sale securities	2,503	(981)	—		1,522
Property, plant and equipment	7,641	(1,023)	—		6,618
Intangible assets not subject to amortization	22,518	(2,090)	3,242	(3)	23,670
Intangible assets subject to amortization	2,341	(2,280)	—		61
Goodwill	10,129	(10,129)	—		—
Net noncurrent receivables	859	(840)	—		19
Other assets	72	(48)	—		24

Total Assets	$54,355	$(24,334)	$2,542		$32,563

LIABILITIES AND PARTNERS’ CAPITAL
Current Liabilities:
Accounts payable	$2,354	$(1,768)	$32	(5)	$618
Participations and programming	1,782	(1,525)	—		257
Debt due within one year	8	—	—		8
Other current liabilities	2,713	(1,988)	—		725

Total Current Liabilities	6,857	(5,281)	32		1,608

Long term debt	6,947	(4)	(2,942	) (4)	4,001

Deferred income taxes	29	(21)	—		8
Other liabilities	2,517	(2,310)	—		207
Minority interests	888	(45)	—		843

Total long term liabilities	10,381	(2,380)	(2,942)		5,059

Total Liabilities	17,238	(7,661)	(2,910)		6,667

Mandatorily Redeemable Preferred Interests	—	—	2,400	(4)	2,400
Partners’ Capital, net	37,117	(16,673)	3,052		23,496

Total Liabilities and Partners’ Capital	$54,355	$(24,334)	$2,542		$32,563

See accompanying notes.

Pro Forma TWE Statement of Operations
For the Year Ended
December 31, 2002
(unaudited; in millions)

					Proforma
	Historical	Content	Other		Adjusted
	TWE	Businesses (1)	Adjustments		TWE

Revenue	$16,425	$(10,721)	$203	(5)	$5,907
Cost of revenue	(11,204)	7,500	(203	) (5)	(3,907)
Selling, general and administrative	(2,408)	1,675	—		(733)
Amortization	(150)	144	—		(6)
Impairment of goodwill	(2,355)	—	—		(2,355)

Operating income	308	(1,402)	—		(1,094)
Minority interest	(28)	9	—		(19)
Interest expense	(401)	69	44	(6)	(288)
Preferred dividends	—	—	(193	) (7)	(193)
Other, net	(357)	(4)	—		(361)

Loss before taxes	(478)	(1,328)	(149)		(1,955)
Income taxes	(157)	143	—	(8)	(14)

Net loss	$(635)	$(1,185)	$(149)		$(1,969)

See accompanying notes.

Pro Forma TWE Statement of Operations
For the Year Ended
December 31, 2001
(unaudited; in millions)

					Proforma
	Historical	Content	Other		Adjusted
	TWE	Businesses (1)	Adjustments		TWE

Revenue	$14,342	$(9,549)	$190	(5)	$4,983
Cost of revenues	(9,327)	6,647	(190	) (5)	(2,870)
Selling, general and administrative	(2,378)	1,656			(722)
Amortization	(2,668)	768			(1,900)

Operating income	(31)	(478)	—		(509)
Minority interest	36	10			46
Interest expense	(530)	87			(443)
Other, net	(346)	97			(249)

Loss before taxes	(871)	(284)	—		(1,155)
Income taxes	(127)	122		(8)	(5)

Net loss	$(998)	$(162)	$—		$(1,160)

See accompanying notes.

Pro Forma TWE Statement of Operations
For the Year Ended
December 31, 2000
(unaudited; in millions)

					Proforma
	Historical	Content	Other		Adjusted
	TWE	Businesses (1)	Adjustments		TWE

Revenue	$13,178	$(9,078)	$214	(5)	$4,314
Cost of revenues	(8,499)	6,331	(214	) (5)	(2,382)
Selling, general and administrative	(2,454)	1,798			(656)
Amortization	(503)	127			(376)

Operating income	1,722	(822)	—		900
Minority interest	82	(46)			36
Interest expense	(612)	122			(490)
Other, net	(228)	18			(210)

Profit before taxes	964	(728)	—		236
Income taxes	(157)	148		(8)	(9)

Net income	$807	$(580)	$—		$227

                  See accompanying notes.

Notes to the Unaudited TWE Pro Forma Financial Information

Pro Forma Adjustments

1.	To record the disposition of the Content Businesses, including Warner Bros., HBO, and TWE’s interests in The WB Network, Comedy Central and Court TV to a wholly owned subsidiary of AOL Time Warner.

2.	To reflect the amount of cash transferred to AOL Time Warner at the time of the TWE Restructuring.

3.	To record the push down of AOL Time Warner’s increase in its economic ownership interest in the cable systems owned by TWE from 72.4% to 78.4% and the step-up in basis (e.g., adjustment to fair value) of Comcast’s acquired 17.9% minority interest in TWC Inc.

4.	To record the issuance of a $2.4 billion preferred interest to a subsidiary of AOL Time Warner, the incurrence of $600 million in new bank debt and the repayment of $2.375 billion in intercompany debt and $1.167 billion in third-party bank debt. The total net debt and preferred interests (excluding the debt premium of $200 million) is $6.1 billion.

5.	To adjust for intercompany transactions previously eliminated between TWE Cable and the Content Businesses.

6.	To record the adjustment to interest expense relating to the following increases/decreases in debt balances:

			Change in
Change in		Interest	Interest
Debt		Rate	Expense

	600	1.835%	11
	(2,375)	1.483%	(35)
	(1,167)	1.906%	(22)
		Facility fee on $1.5 billion facility	2

Total	(2,942)	Total	(44)

A 1/8 percentage change in the interest rate of the $600 million bank debt would change interest expense by $0.75 million.

7.	To record preferred dividends on the $2.4 billion preferred interest at an 8.059% annual rate in 2002.

8.	Since TWE is a partnership there are no pro forma adjustments to the tax provision.

      (c) Exhibits.

Exhibit	Description

2.1	Restructuring Agreement, dated as of August 20, 2002, by and among Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), AT&T Corp., a New York corporation, Comcast of Georgia, Inc., a Colorado corporation (formerly named MediaOne of Colorado, Inc., “Comcast of Georgia”), MOTH Holdings, Inc. (renamed Time Warner Cable Inc. at closing of the TWE Restructuring, “TWC Inc.”), a Delaware corporation and successor to MOTH Holdings, Inc. (formerly named MediaOne TWE Holdings, Inc.), Comcast Holdings Corporation, a Pennsylvania corporation (formerly named Comcast Corporation, “Comcast Holdings”), Comcast Corporation, a Pennsylvania corporation (formerly named AT&T Comcast Corporation, “Comcast”), AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), TWI Cable Inc., a Delaware corporation (“TWIC”), Warner Communications Inc., a Delaware corporation (“WCI”), and American Television and Communications Corporation, a Delaware corporation (“ATC”) (incorporated herein by reference to Exhibit 99.1 to AOL Time Warner’s Current Report on Form 8-K dated August 21, 2002 (File No. 1-15062)).

2.2	Amendment No. 1 to the Restructuring Agreement, dated as of March 31, 2003, by and among TWE, Comcast of Georgia, TWC Inc., Comcast Holdings, Comcast, AOL Time Warner, TWIC, WCI, ATC, TWE Holdings I Trust, a Delaware statutory trust (“Trust I”), TWE Holdings II Trust, a Delaware statutory trust (“Trust II”), and TWE Holdings III Trust, a Delaware statutory trust (incorporated herein by reference to Exhibit 2.2 to AOL Time Warner’s Current Report on Form 8-K dated March 28, 2003 (File No. 1-15062) (the “AOL Time Warner March 2003 8-K”)).

2.3	Amended and Restated Distribution Agreement, dated as of March 31, 2003, by and among TWE, WCI, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 2.3 to the AOL Time Warner March 2003 8-K).

2.4	Amended and Restated Contribution Agreement, dated as of March 31, 2003, by and among WCI, AOL Time Warner and TWC Inc (incorporated herein by reference to Exhibit 2.4 to the AOL Time Warner March 2003 8-K).

3.1	Restated Certificate of Incorporation of TWC Inc. (incorporated herein by reference to Exhibit 3.1 to the AOL Time Warner March 2003 8-K).

3.2	Amended By-laws of TWC Inc. (incorporated herein by reference to Exhibit 3.2 to the AOL Time Warner March 2003 8-K).

3.3	Amended and Restated Agreement of Limited Partnership of TWE, dated as of March 31, 2003, by and among TWC Inc., Trust I, ATC, Comcast and AOL Time Warner (incorporated herein by reference to Exhibit 3.3 to the AOL Time Warner March 2003 8-K).

4.1	Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of Series A Mandatorily Convertible Preferred Stock of AOL Time Warner (incorporated herein by reference to Exhibit 4.1 to the AOL Time Warner March 2003 8-K).

4.2	Registration Rights Agreement, dated as of August 20, 2002, by and between Comcast of Georgia and AOL Time Warner (incorporated herein by reference to Exhibit 10.14 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

Exhibit	Description

4.3	Amendment No. 1 to the Registration Rights Agreement, dated as of March 31, 2003, by and between Trust II and AOL Time Warner (incorporated herein by reference to Exhibit 4.3 to the AOL Time Warner March 2003 8-K).

4.4	Registration Rights Agreement, dated as of March 31, 2003, by and between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.4 to the AOL Time Warner March 2003 8-K).

4.5	Registration Rights Agreement, dated as of March 31, 2003, by and among Trust II, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.5 to the AOL Time Warner March 2003 8-K).

10.1	Intellectual Property Agreement, dated as of August 20, 2002, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.16 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.2	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.2 to the AOL Time Warner March 2003 8-K).

10.3	Intellectual Property Agreement, dated as of August 20, 2002, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.18 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.4	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.4 to the AOL Time Warner March 2003 8-K).

10.5	Parent Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner and Trust II (incorporated herein by reference to Exhibit 10.5 to the AOL Time Warner March 2003 8-K).

10.6	Partnership Interest Sale Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, Comcast and Trust I (incorporated herein by reference to Exhibit 10.6 to the AOL Time Warner March 2003 8-K).

10.7	Reimbursement Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, WCI, ATC and TWE (incorporated herein by reference to Exhibit 10.7 to the AOL Time Warner March 2003 8-K).

10.8	Brand License Agreement, dated as of March 31, 2003, by and between Warner Bros. Entertainment Inc., a Delaware corporation and a wholly owned subsidiary of WCI, and TWC Inc. (incorporated herein by reference to Exhibit 10.8 to the AOL Time Warner March 2003 8-K).

10.9	Tax Matters Agreement, dated as of March 31, 2003, between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 10.9 to the AOL Time Warner March 2003 8-K).

10.10	Brand and Trade Name License Agreement, dated as of March 31, 2003, by and among Time Warner Inc. and TWC Inc. (incorporated herein by reference to Exhibit 10.10 to the AOL Time Warner March 2003 8-K).

Exhibit	Description

10.11	Term Loan Agreement, dated as of March 31, 2003, among TWC Inc., the Lenders party thereto, and Citicorp North America and Deutsche Bank AG, New York Branch, as Co-Administrative Agents (incorporated herein by reference to Exhibit 10.11 to the AOL Time Warner March 2003 8-K).

10.12	Guaranty, dated as of March 31, 2003, made by TWE in favor of the Lenders party to the Term Loan Agreement (incorporated herein by reference to Exhibit 10.12 to the AOL Time Warner March 2003 8-K).

10.13	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TWC Inc., TWE, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.13 to the AOL Time Warner March 2003 8-K).

10.14	First Amendment, dated as of March 31, 2003, to the TWC Inc. 364-Day Amended and Restated Credit Agreement (incorporated herein by reference to Exhibit 10.14 to the AOL Time Warner March 2003 8-K).

10.15	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among AOL Time Warner, AOL Time Warner Finance Ireland, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.15 to the AOL Time Warner March 2003 8-K).

10.16	First Amendment, dated as of March 31, 2003, to the AOL Time Warner 5-Year Revolving Credit Agreement (incorporated herein by reference to Exhibit 10.16 to the AOL Time Warner March 2003 8-K).

99.1	Press Release, dated March 31, 2003 (incorporated herein by reference to Exhibit 99.1 to the AOL Time Warner March 2003 8-K).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER ENTERTAINMENT COMPANY, L.P.

	By:	/s/ Wayne H. Pace

		Name:	Wayne H. Pace
		Title:	Executive Vice President and Chief Financial Officer

Date: April 14, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Restructuring Agreement, dated as of August 20, 2002, by and among Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), AT&T Corp., a New York corporation, Comcast of Georgia, Inc., a Colorado corporation (formerly named MediaOne of Colorado, Inc., “Comcast of Georgia”), MOTH Holdings, Inc. (renamed Time Warner Cable Inc. at closing of the TWE Restructuring, “TWC Inc.”), a Delaware corporation and successor to MOTH Holdings, Inc. (formerly named MediaOne TWE Holdings, Inc.), Comcast Holdings Corporation, a Pennsylvania corporation (formerly named Comcast Corporation, “Comcast Holdings”), Comcast Corporation, a Pennsylvania corporation (formerly named AT&T Comcast Corporation, “Comcast”), AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), TWI Cable Inc., a Delaware corporation (“TWIC”), Warner Communications Inc., a Delaware corporation (“WCI”), and American Television and Communications Corporation, a Delaware corporation (“ATC”) (incorporated herein by reference to Exhibit 99.1 to AOL Time Warner’s Current Report on Form 8-K dated August 21, 2002 (File No. 1-15062)).

2.2	Amendment No. 1 to the Restructuring Agreement, dated as of March 31, 2003, by and among TWE, Comcast of Georgia, TWC Inc., Comcast Holdings, Comcast, AOL Time Warner, TWIC, WCI, ATC, TWE Holdings I Trust, a Delaware statutory trust (“Trust I”), TWE Holdings II Trust, a Delaware statutory trust (“Trust II”), and TWE Holdings III Trust, a Delaware statutory trust (incorporated herein by reference to Exhibit 2.2 to AOL Time Warner’s Current Report on Form 8-K dated March 28, 2003 (File No. 1-15062) (the “AOL Time Warner March 2003 8-K”)).

2.3	Amended and Restated Distribution Agreement, dated as of March 31, 2003, by and among TWE, WCI, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 2.3 to the AOL Time Warner March 2003 8-K).

2.4	Amended and Restated Contribution Agreement, dated as of March 31, 2003, by and among WCI, AOL Time Warner and TWC Inc (incorporated herein by reference to Exhibit 2.4 to the AOL Time Warner March 2003 8-K).

3.1	Restated Certificate of Incorporation of TWC Inc. (incorporated herein by reference to Exhibit 3.1 to the AOL Time Warner March 2003 8-K).

3.2	Amended By-laws of TWC Inc. (incorporated herein by reference to Exhibit 3.2 to the AOL Time Warner March 2003 8-K).

3.3	Amended and Restated Agreement of Limited Partnership of TWE, dated as of March 31, 2003, by and among TWC Inc., Trust I, ATC, Comcast and AOL Time Warner (incorporated herein by reference to Exhibit 3.3 to the AOL Time Warner March 2003 8-K).

4.1	Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of Series A Mandatorily Convertible Preferred Stock of AOL Time Warner (incorporated herein by reference to Exhibit 4.1 to the AOL Time Warner March 2003 8-K).

4.2	Registration Rights Agreement, dated as of August 20, 2002, by and between Comcast of Georgia and AOL Time Warner (incorporated herein by reference to Exhibit 10.14 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

Exhibit No.	Exhibit

4.3	Amendment No. 1 to the Registration Rights Agreement, dated as of March 31, 2003, by and between Trust II and AOL Time Warner (incorporated herein by reference to Exhibit 4.3 to the AOL Time Warner March 2003 8-K).

4.4	Registration Rights Agreement, dated as of March 31, 2003, by and between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.4 to the AOL Time Warner March 2003 8-K).

4.5	Registration Rights Agreement, dated as of March 31, 2003, by and among Trust II, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.5 to the AOL Time Warner March 2003 8-K).

10.1	Intellectual Property Agreement, dated as of August 20, 2002, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.16 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.2	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.2 to the AOL Time Warner March 2003 8-K).

10.3	Intellectual Property Agreement, dated as of August 20, 2002, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.18 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.4	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.4 to the AOL Time Warner March 2003 8-K).

10.5	Parent Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner and Trust II (incorporated herein by reference to Exhibit 10.5 to the AOL Time Warner March 2003 8-K).

10.6	Partnership Interest Sale Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, Comcast and Trust I (incorporated herein by reference to Exhibit 10.6 to the AOL Time Warner March 2003 8-K).

10.7	Reimbursement Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, WCI, ATC and TWE (incorporated herein by reference to Exhibit 10.7 to the AOL Time Warner March 2003 8-K).

10.8	Brand License Agreement, dated as of March 31, 2003, by and between Warner Bros. Entertainment Inc., a Delaware corporation and a wholly owned subsidiary of WCI, and TWC Inc. (incorporated herein by reference to Exhibit 10.8 to the AOL Time Warner March 2003 8-K).

10.9	Tax Matters Agreement, dated as of March 31, 2003, between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 10.9 to the AOL Time Warner March 2003 8-K).

10.10	Brand and Trade Name License Agreement, dated as of March 31, 2003, by and among Time Warner Inc. and TWC Inc. (incorporated herein by reference to Exhibit 10.10 to the AOL Time Warner March 2003 8-K).

Exhibit No.	Exhibit

10.11	Term Loan Agreement, dated as of March 31, 2003, among TWC Inc., the Lenders party thereto, and Citicorp North America and Deutsche Bank AG, New York Branch, as Co-Administrative Agents (incorporated herein by reference to Exhibit 10.11 to the AOL Time Warner March 2003 8-K).

10.12	Guaranty, dated as of March 31, 2003, made by TWE in favor of the Lenders party to the Term Loan Agreement (incorporated herein by reference to Exhibit 10.12 to the AOL Time Warner March 2003 8-K).

10.13	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TWC Inc., TWE, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.13 to the AOL Time Warner March 2003 8-K).

10.14	First Amendment, dated as of March 31, 2003, to the TWC Inc. 364-Day Amended and Restated Credit Agreement (incorporated herein by reference to Exhibit 10.14 to the AOL Time Warner March 2003 8-K).

10.15	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among AOL Time Warner, AOL Time Warner Finance Ireland, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.15 to the AOL Time Warner March 2003 8-K).

10.16	First Amendment, dated as of March 31, 2003, to the AOL Time Warner 5-Year Revolving Credit Agreement (incorporated herein by reference to Exhibit 10.16 to the AOL Time Warner March 2003 8-K).

99.1	Press Release, dated March 31, 2003 (incorporated herein by reference to Exhibit 99.1 to the AOL Time Warner March 2003 8-K).